                                                                    Exhibit 99.3

(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of August 31, 2006

     CREDIT SUISSE                  And              WELLS FARGO BANK, N.A. NOT
     INTERNATIONAL                                   IN ITS INDIVIDUAL CAPACITY
      ("PARTY A")                                    BUT SOLELY AS SECURITIES
                                                     ADMINISTRATOR UNDER THE
                                                     POOLING AND SERVICING
                                                     AGREEMENT (AS DEFINED
                                                     HEREIN), ACTING AS AUCTION
                                                     ADMINISTRATOR FOR THE
                                                     BENEFIT OF THE HOLDERS OF
                                                     THE AUCTION CERTIFICATES
                                                             ("PARTY B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                        WELLS FARGO BANK, N.A. NOT IN ITS
                                        INDIVIDUAL CAPACITY BUT SOLELY AS
                                        SECURITIES ADMINISTRATOR UNDER THE
                                        POOLING AND SERVICING AGREEMENT (AS
CREDIT SUISSE INTERNATIONAL             DEFINED HEREIN), ACTING AS AUCTION
                                        ADMINISTRATOR FOR THE BENEFIT OF THE
                                        HOLDERS OF THE AUCTION CERTIFICATES
        ("Party A")                               ("Party B")


By: /s/ Bik Kwan Chung
    ---------------------------------
Name: Bik Kwan Chung
Title: Authorized Signatory


By: /s/ Marisa Scauzillo                By: /s/ Amy Doyle
    ---------------------------------       ------------------------------------
Name: Marisa Scauzillo                  Name: Amy Doyle
Title: Authorized Signatory             Title: Vice President

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                           DATED AS OF AUGUST 31, 2006

                                     between

                          CREDIT SUISSE INTERNATIONAL,
                                   ("PARTY A")

                                       and

                             WELLS FARGO BANK, N.A.

NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE
     POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN), ACTING AS AUCTION ADMINISTRATOR FOR THE BENEFIT OF THE HOLDERS OF THE AUCTION CERTIFICATES
                                   ("PARTY B")

PART 1 TERMINATION PROVISIONS

     (A)  "SPECIFIED ENTITY" means

          in relation to Party A for the purpose of:

          Section 5(a)(v) (Default under Specified Transaction)   Not Applicable
          Section 5(a)(vi) (Cross Default)                        Not Applicable
          Section 5(a)(vii) (Bankruptcy)                          Not Applicable
          Section 5(b)(iv) (Credit Event Upon Merger)             Not Applicable

          and in relation to Party B for the purpose of:

          Section 5(a)(v) (Default under Specified Transaction)   Not Applicable
          Section 5(a)(vi) (Cross Default)                        Not Applicable
          Section 5(a)(vii) (Bankruptcy)                          Not Applicable
          Section 5(b)(iv) (Credit Event Upon Merger)             Not Applicable

     (B) "SPECIFIED TRANSACTION" will have the meaning assigned in Section 14 of this Agreement.

     (C)  The "CROSS-DEFAULT" provisions of Section 5(a)(vi)

          will not apply to Party A.

          will not apply to Party B.

     (D)  The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)

          will not apply to Party A.

          will not apply to Party B.

     (E) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A.

          will not apply to Party B.

     (F) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement but subject to Part 5 of this Schedule:

          (i)  Loss will apply.

          (ii) The Second Method will apply.

     (G)  "TERMINATION CURRENCY" means United States Dollars.

     (H) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply

          (i) If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(r) below) Party A has not within five (5) Business Days after such Swap Disclosure Event (without giving effect to any grace period otherwise provided herein or otherwise) complied with any of the provisions set forth in Part 5(r) below, then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

          (ii) If, Party A fails to comply with any of the provisions set forth in Part 5(n), then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (I) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii), the "MISREPRESENTATION" provisions of Section 5(a)(iv) and the "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v)

          will not apply to Party A.

          will not apply to Party B.

     (J) (i) The "BANKRUPTCY" provisions of Section 5(a)(vii) will not apply to Party B;

          (ii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will not apply to Party B;

          (iii) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party B; and

          (iv) The "ILLEGALITY" provisions of Section 5(b)(i), the "TAX EVENT" provisions of Section 5(b)(ii) and the "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will not apply to Party B.

PART 2 TAX REPRESENTATIONS

     (A) PAYER TAX REPRESENTATION For the purpose of Section 3(e) of this Agreement, each party will make with respect to itself the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under

                                    Schedule

          Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

          provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (B) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f), each party makes the following representations:

          (i)  The following representation will apply to Party A:

               (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

               (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

               (C) Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

               (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

          (ii) The following representation will apply to Party B:

               It is a statutory trust established under the laws of Delaware.

PART 3 AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

     (A)  Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT   FORM / DOCUMENT/ CERTIFICATE   DATE BY WHICH TO BE DELIVERED
----------------------------------   ----------------------------   -----------------------------
Party A and Party B                  Tax forms that may             (i) Upon execution and delivery
                                     reasonably be required by      of this Agreement; (ii) promptly
                                     Party A or Party B, as         upon reasonable demand by Party
                                     applicable                     A or Party B, as applicable; and
                                                                    (iii) promptly upon learning
                                                                    that any Form W-8 or Form W-9,
                                                                    as applicable,

                                              Schedule

PARTY REQUIRED TO DELIVER DOCUMENT   FORM / DOCUMENT/ CERTIFICATE   DATE BY WHICH TO BE DELIVERED
----------------------------------   ----------------------------   -----------------------------
                                                                    (or any successor thereto) has
                                                                    become obsolete or incorrect

Party A                              Form W8-IMY                    (i) Upon execution and delivery
                                                                    of the Form Master Agreement;
                                                                    (ii) promptly upon reasonable
                                                                    demand by Party B; and (iii)
                                                                    promptly upon learning that any
                                                                    Form W-8 or Form W-9, as
                                                                    applicable, (or any successor
                                                                    thereto) has become obsolete or
                                                                    incorrect

     (B)  Other documents to be delivered are:

PARTY REQUIRED TO DELIVER   FORM / DOCUMENT/            DATE BY WHICH TO BE         COVERED BY SECTION 3(D)
DOCUMENT                    CERTIFICATE                 DELIVERED                   REPRESENTATION
-------------------------   -------------------------   -------------------------   -----------------------
Party A & B                 Incumbency Certificate or   Upon execution of this                Yes
                            other evidence of signing   Agreement and, if
                            authority.                  requested, any
                                                        Confirmation.

Party A                     its audited annual          As soon as possible                   Yes
                            report                      after request.

Party A                     Authorizing resolution of   Upon execution of this                Yes
                            managing board (e.g.,       Agreement and, if
                            Certified Board of          requested, any
                            Directors Resolution)       Confirmation.
                            approving each type of
                            Transaction contemplated
                            hereunder and the
                            arrangements contemplated
                            herein.

Party B                     Copies of all statements    On each Distribution Date             Yes
                            delivered to the Holders    (as such term is defined
                            of the Auction              in the Pooling and
                            Certificates under the      Servicing Agreement).
                            Pooling and Servicing
                            Agreement.

Party B                     Executed copy of the        Upon execution thereof.               Yes
                            Pooling and Servicing

                                              Schedule

PARTY REQUIRED TO DELIVER   FORM / DOCUMENT/            DATE BY WHICH TO BE         COVERED BY SECTION 3(D)
DOCUMENT                    CERTIFICATE                 DELIVERED                   REPRESENTATION
-------------------------   -------------------------   -------------------------   -----------------------
                            Agreement.

Party A                     A written opinion of        Upon execution of this                No
                            counsel to Party A as to    Agreement.
                            the enforceability of
                            this Agreement that is
                            reasonably satisfactory
                            in form and substance to
                            Party B.

Party A & B                 Such party's Credit         Upon execution of this                Yes
                            Support Documents, if any.  Agreement.

PART 4 MISCELLANEOUS

     (A) ADDRESSES FOR NOTICES For the purpose of Section 12(a) of this Agreement:-

          (i) Notices or communications shall, with respect to a particular Transaction, be sent to the address, telex number or facsimile number reflected in the Confirmation of that Transaction. In addition (or in the event the Confirmation for a Transaction does not provide relevant Addresses/information for notice), with respect to notices provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

               Address for notices or communications to Party A (other than by facsimile):

               Address:       One Cabot Square
                              London E14 4QJ
                              England

               Attention:     Head of Credit Risk Management;
                              Managing Director - Operations Department; and
                              Managing Director - Legal Department

               Telex No.:     264521     Answerback:  CSI G

               For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Sections 5 or 6):

               Facsimile No.: 44 20 7888 2686

               Attention:     Managing Director - Legal Department

               Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary.

               Address for notices or communications to Party B:

                                    Schedule

               Address:       Wells Fargo Bank, N.A.
                              9062 Old Annapolis Road
                              Columbia, MD 21045 - 1951

               Attention:     Client Manager - Thornburg 2006-5
               Phone No.:     (410) 884 2000
               Facsimile No.: (410) 715 2380

          (ii) NOTICES Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the sender shall verbally confirm receipt with an officer of the receiving party )".

     (B)  PROCESS AGENT For purposes of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent: Credit Suisse Securities (USA) LLC, 11 Madison Avenue, New York, New York 10010, Attention: General Counsel, Legal and Compliance Department.

          Party B appoints as its Process Agent: Not applicable

     (C)  OFFICES The provisions of Section 10(a) will apply to this Agreement.

     (D)  MULTIBRANCH PARTY For purpose of Section 10(c) of this Agreement:

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (E) CALCULATION AGENT Party A; it being understood that, notwithstanding anything to the contrary in this Agreement, Party A shall be the Calculation Agent irrespective of whether Party A is a Defaulting Party or Affected Party. Notwithstanding Section 6(e) of the Agreement, Party A will be the party entitled to determine Loss.

     (F)  CREDIT SUPPORT DOCUMENTS Details of any Credit Support Documents:

          In the case of Party A: Not Applicable.

          In the case of Party B: Not Applicable.

     (G)  CREDIT SUPPORT PROVIDER means

          in relation to Party A: Not Applicable; and

          in relation to Party B: Not Applicable

     (H) GOVERNING LAW THIS AGREEMENT, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL MATTERS ARISING OUT OF OR REGARDING IN ANY WAY THIS AGREEMENT, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

                                    Schedule

     (I) NETTING OF PAYMENTS Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to all Transactions hereunder, unless otherwise provided in the relevant Confirmation(s).

     (J) "AFFILIATE" will have the meaning specified in Section 14, provided that Party A shall be deemed to have no Affiliates.

PART 5 OTHER PROVISIONS

     (A) ISDA DEFINITIONS INCORPORATED BY REFERENCE The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated herein, and the version of the Annex to the 2000 ISDA Definitions that is incorporated herein is the June 2000 version (collectively, the "DEFINITIONS"). Any terms used and not otherwise defined herein which are contained in the Definitions shall have the meaning set forth therein. In the event of any conflict between the Definitions and any other ISDA-published definitions referenced in a Confirmation, such Confirmation and the ISDA-published definitions referred to therein shall control for purposes of the particular Transaction. For the avoidance of doubt, any reference to a "Swap Transaction", if any, in the Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation, and any reference to a "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the Definitions.

     (B) OTHER DEFINED TERMS Terms used and not defined in this Agreement or in the Definitions, shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, and if not defined therein, in the Pooling and Servicing Agreement dated as of August 1, 2006, for TMST 2006-5 among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wilmington Trust Company, as Delaware Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and LaSalle Bank National Association, as Trustee and Custodian, as amended and supplemented from time to time (the "POOLING AND SERVICING AGREEMENT").

     (C) NO SET-OFF Notwithstanding anything to the contrary in this Agreement, all payments shall be made without any Set-Off.

     (D) CONDITION PRECEDENT The condition precedent specified in Section 2(a)(iii)(1) of this Agreement does not apply to a payment or delivery owing by a party if the other party shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of this Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

     (E) ADDITIONAL REPRESENTATIONS Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

          (g) "NO AGENCY In case of Party A, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder as principal and not as agent or in any capacity,

                                    Schedule
               fiduciary or otherwise, and no other person has an interest herein, and in case of Party B, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder solely as agent for the Holders of the Auction Certificates (as such term is defined in the Pooling and Servicing Agreement and as authorized therein), and no other person, other than the Holders of the Auction Certificates, has an interest herein.

          (h) LEGAL AND BENEFICIAL OWNER It will be the legal and beneficial owner of any securities it is required to deliver under this Agreement and any Transaction at the time of each delivery, free from all liens, charges, equities, rights of pre-emption or other security interests or encumbrances whatsoever, unless otherwise expressly provided in a Confirmation for a Transaction, and such securities will not constitute "restricted securities" or "control stock" under the Securities Act (as defined below).

          (i) US FEDERAL SECURITIES LAWS Each party represents to the other party that:

               (i) It is a "qualified institutional buyer" as defined in Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"); and

               (ii) It understands that certain Transactions under the Agreement may constitute the purchase or sale of "securities" as defined in the Securities Act and understands that any such purchase or sale of securities will not be registered under the Securities Act and that any such Securities Transactions may not be reoffered, resold, pledged, sub-participated or otherwise transferred except (x) in accordance with the Agreement, (y) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (z) in accordance with any applicable securities laws of any state of the United States.

          (j) FINANCIAL INSTITUTION STATUS In the case of Party A, it is a "financial institution", in that it engages, will engage and holds itself out as engaging in "financial contracts," as a counterparty on both sides of one or more "financial markets" (as such quoted terms are defined in Regulation EE of the US Federal Reserve Board, 12 C.F.R. Part 231) and it fulfills at least one of the quantitative tests contained in such Regulation EE (12 C.F.R. Section 231(a)(1) or (a)(2))."

     (F) SWAP EXEMPTION Each party hereto represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them hereunder, that it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act, as amended.

     (G) RELATIONSHIP BETWEEN PARTIES In connection with the negotiation of, the entering into, of this Agreement, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, each party hereby represents

                                    Schedule
          and warrants, and, in connection with the negotiation of, the entering into, and the confirming of the execution of each Transaction, each party will be deemed to represent, to the other party as of the date hereof (or, in connection with any Transaction, as of the date which it enters into such Transaction) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction and in accordance with Section 3(g)):

          (i) NON-RELIANCE It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) ASSESSMENT AND UNDERSTANDING It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of each Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties.

          (iii) STATUS OF PARTIES The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

          (iv) RELATED TRANSACTIONS It is aware that each other party to this Agreement and its Affiliates may from time to time (A) take positions in instruments that are identical or economically related to a Transaction or (B) have an investment banking or other commercial relationship with the issuer of an instrument underlying a Transaction.

     (H) ADDITIONAL REPRESENTATIONS OF PARTY B Party B hereby acknowledges and agrees that (i) with respect to this Agreement and each Transaction, Party B will maintain, and be in full compliance with, all operative and constituent documents of Party B, and (ii) each Transaction will also comply in all respects with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable governmental and regulatory authorities affecting Party B or the performance of its obligations hereunder.

     (I) CONFIDENTIAL INFORMATION Each party may share any information concerning the other party with any of its Affiliates.

                                    Schedule

     (J) WAIVER OF JURY TRIAL EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

     (K) CONSENT TO TELEPHONIC RECORDING Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement or any Transaction or potential Transaction; and the parties, waive any further notice of such monitoring or recording and agree to give proper notice and obtain any necessary consent of such personnel or any such monitoring or recording.

     (L) NO BANKRUPTCY PETITION Party A agrees that it will not, prior to the date that is one year and one day following the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar law or proceeding or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law; and provided, further, that this provision shall not constitute a waiver by Party A of its right to the proceeds of any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings instituted by third parties against Party B under applicable law.

     (M) NOTICE OF TRANSFER OR AMENDMENT Party A and Party B acknowledge and agree to provide prior written notice to the Rating Agencies (as such term is defined in the Pooling and Servicing Agreement) of any transfer or amendment of this Agreement or any Confirmation.

     (N)  RATINGS EVENT

          (i) If (1) the short-term unsecured debt rating of Party A is at any time not at least "P-1" (without regard to whether such rating may be on negative watch) by Moody's Investors Service, Inc. ("MOODY'S"), (2) the long-term unsecured debt rating of Party A is at any time not at least "A2" (without regard to whether such rating may be on negative watch) by Moody's, (3) if Party A has a short-term unsecured debt rating from Standard and Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), such rating is at any time not at least "A-1" or (4) if Party A does not have a short-term unsecured debt rating from S&P, the long-term unsecured debt rating of Party A from S&P is at any time not at least "A+" (such occurrence, a "RATINGS EVENT" and such ratings the "APPROVED RATINGS THRESHOLD"), Party A shall within 30 days of such Ratings Event, at its own cost and subject to the Rating Agency Condition,

                                    Schedule
                either (A) assign all its rights and obligations under this Agreement to a substitute party selected by Party A who meets or exceeds (or whose Credit Support Provider meets or exceeds) the Approved Ratings Threshold, (B) obtain a guaranty of another person selected by Party A who meets or exceeds the Approved Ratings Threshold or (C) deliver collateral, in an amount sufficient to maintain the then-current ratings of the Auction Certificates pursuant to a Credit Support Annex.

          (ii)  Notwithstanding anything to the contrary in this Part 5(n), if
                (1) the short-term unsecured debt rating of Party A is at any time not at least "P-2" (without regard to whether such rating may be on negative watch) by Moody's, (2) the long-term unsecured debt rating of Party A is at any time not at least "A3" (without regard to whether such rating may be on negative watch) by Moody's, or (3) the long-term unsecured debt rating of Party A is at any time not at least "BBB-" by S&P (or is withdrawn), Party A shall no longer be eligible to deliver collateral pursuant to clause (i)(C) above and instead shall comply with clause (A) or (B) above of Part 5(n)(i) within ten
                (10) days.

          (iii) For purposes of this Agreement, "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with Moody's and S&P and receive from Moody's and S&P a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Auction Certificates.

     (O) TRANSFER Notwithstanding Section 7 of this Agreement and subject to the Rating Agency Condition, Party A and any applicable Credit Support Provider shall have the right to transfer their respective rights and obligations hereunder to a substitute counterparty provided that such substitute counterparty (or such substitute counterparty's Credit Support Provider) shall have a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of Party A.

     (P) ADDITIONAL INFORMATION. Party A hereby agrees to cooperate in a commercially reasonable manner with any requests from Party B to provide any information required pursuant to Item 1119 of Regulation AB under the Securities Act of 1933. The parties hereby agree, that if Party A, acting in a commercially reasonable manner, cannot comply with a request by Party B for such additional information, Party A shall transfer its rights and obligations hereunder to a transferee pursuant to Part 5(o) above.

     (Q) RATING AGENCY CONDITION FOR AMENDMENT. In addition to the requirements of Section 9, this Agreement will not be amended unless the Rating Agency Condition has first been met.

     (R)  COMPLIANCE WITH REGULATION AB

          (i) It shall be a swap disclosure event ("Swap Disclosure Event") if, at any time after the date hereof, until such date that the Auction Certificates are no longer required to make public reports under the Securities Exchange Act of 1934, as

                                    Schedule
                amended, the Depositor or the Sponsor notifies Party A that the aggregate "significance percentage" (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by Party A and any of its affiliates to Party B (collectively, the "Aggregate Significance Percentage") is 10% or more.

          (ii) Upon the occurrence of a Swap Disclosure Event, Party A, at its own cost and expense (and without any cost or expense to, or liability of, Party B, the Depositor, the Sponsor, the Underwriters, the Trustee, or the Issuing Entity), shall take one of the following actions:

               (a) provide to the Sponsor and the Depositor: (i) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or (ii) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the financial information required under Item 1115(b)(2) of Regulation AB, (each, "Swap Financial Disclosure"); or

               (b) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition), that (x) provides the information specified in clause (a) above to the Depositor and Sponsor and (y) enters into an ISDA Master Agreement and related documentation substantially similar to the documentation then in place between Party A and Party B; or

               (c) subject to the Rating Agency Condition and subject to any interpretative guidance issued by the Securities and Exchange Commission that determines that such Swap Financial Disclosure provided by an affiliate of Party A satisfies the requirement of Item 1115 of Regulation AB, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the applicable Swap Financial Disclosure satisfactory in form and substance to the Sponsor and the Depositor, and cause such affiliate to provide to the Sponsor and the Depositor such Swap Financial Disclosure within five (5) Business Days

               The Securities Administrator shall be under no obligation to monitor the responsibilities of Party A under clause 5(r)(ii).

          (iii) For so long as the Aggregate Significance Percentage is 10% or more and a Swap Disclosure Event is continuing, Party A shall provide any updates to the information provided pursuant to clause (ii) above to the Sponsor and the Depositor within five
                (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of Party A's fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of Party A's fiscal year for any annual update).

          (iv) All information provided pursuant to clauses (ii) and (iii) above shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System

                                    Schedule

                (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor's consents to the extent required by Regulation AB or, if such information is unaudited and if required by the provisions of Regulation AB, shall be accompanied by an appropriate agreed-upon procedures or comparable letter from Party A's accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

                                    Schedule

IN WITNESS WHEREOF, Party A and Party B have caused this Schedule to be duly executed as its act and deed as of the date first written above.

CREDIT SUISSE INTERNATIONAL


By: /s/ Bik Kwan Chung
    --------------------------------
Name: Bik Kwan Chung
Title: Authorized Signatory


By: /s/ Marisa Scauzillo
    --------------------------------
Name: Marisa Scauzillo
Title: Authorized Signatory

WELLS FARGO BANK, N.A.,
not in its individual capacity but
solely as Securities Administrator
under the Pooling and Servicing
Agreement, acting as Auction
Administrator and intermediary agent
for the Holders of the Auction
Certificates


By  /s/ Amy Doyle
    --------------------------------
    Name: Amy Doyle
    Title: Vice President

                                    Schedule

[CREDIT SUISSE LOGO]                 CREDIT SUISSE INTERNATIONAL

                                     One Cabot Square,   Telephone 020 7888 8888
                                     London E14 4QJ      www.credit-suisse.com

                              FACSIMILE COVER SHEET

TO: WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement (referred to below), acting as Auction Administrator for the benefit of the Holders of the Auction Certificates (the "Trust")

Attention:                       NY IRP Incoming Documentation Team

Fax number:                      +1 917 326 8603

Date:                            August 31, 2006

Pages (including cover page):    5

Our Reference No: External ID:   9336865 / Risk ID: 562350087

CREDIT SUISSE INTERNATIONAL HAS ENTERED INTO A TRANSACTION WITH YOU AS ATTACHED. PLEASE FIND ATTACHED A LETTER AGREEMENT (THE "CONFIRMATION") WHICH CONFIRMS THE TERMS AND CONDITIONS OF THE ABOVE TRANSACTION.

If you agree with the terms specified therein, PLEASE ARRANGE FOR THE CONFIRMATION TO BE SIGNED BY YOUR AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:

Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

FOR CREDIT DERIVATIVES:

Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

FOR EQUITY DERIVATIVES:

Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119
Facsimile number: (212) 325-8173

WE ARE DELIGHTED TO HAVE ENTERED INTO THIS TRANSACTION WITH YOU.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

External ID: 9336865/ Risk ID: 562350087

                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

                                                                 August 31, 2006

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement (referred to below), acting as Auction Administrator for the benefit of the Holders of the Auction Certificates

External ID: 9336865

Dear Sir/Madam

The purpose of this letter agreement (this "CONFIRMATION") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "TRANSACTION"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS THE AUCTION ADMINISTRATOR.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of August 31, 2006 as amended and supplemented from time to time (the "AGREEMENT"), between CSIN and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of August 1, 2006, for TMST 2006-5 among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wilmington Trust Company, as Delaware Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and LaSalle Bank National Association, as Trustee and Custodian, as amended and supplemented from time to time (the "POOLING AND SERVICING AGREEMENT") or, if not defined in the Pooling and Servicing Agreement, in the Auction Administration Agreement, dated as of August 31, 2006 between Wells Fargo Bank, N.A., as auction administrator, and CSIN (the "AUCTION ADMINISTRATION AGREEMENT"). In the event of an inconsistency between the terms defined in the Pooling and Servicing Agreement or the Auction Administration Agreement and this Confirmation, this Confirmation will govern.

     CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

External ID: 9336865/ Risk ID: 562350087

                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Trade Date:                     August 23, 2006.

     Effective Date:                 August 31, 2006.

     Auction Distribution Date:      The Distribution Date in August, 2011.

     Termination Date:               The earlier to occur of (i) the Auction
                                     Distribution Date and (ii) the date on
                                     which the Class Certificate Principal
                                     Balance of each of the Reference
                                     Obligations has been reduced to zero.

     Reference Obligations:          The Class A-1 and Class A-2 Certificates
                                     issued on August 31, 2006 pursuant to the Pooling and Servicing Agreement.

     CSIN Floating Amount:           The sum of the Auction Deficiency Amounts,
                                     defined below for each Reference
                                     Obligation.

     CSIN Payment Date:              The Auction Distribution Date.

     Counterparty Floating Amount:   The sum of the Auction Excess Amounts for
                                     each Reference Obligation.

     Counterparty Payment Date:      The Auction Distribution Date.

     Auction Deficiency Amount:      With respect to each Reference Obligation,
                                     an amount in USD equal to the excess, if any, of (a) the aggregate Par Price of the Auction Certificates constituting such
                                     Reference Obligation over (b) the aggregate
                                     Auction Proceeds of the Auction
                                     Certificates constituting such Reference
                                     Obligation.

     Auction Excess Amount:          With respect to each Reference Obligation,
                                     the amount equal to the excess, if any, of
                                     (a) the aggregate Auction Proceeds of the Auction Certificates constituting such
                                     Reference Obligation over (b) the aggregate
                                     Par Price of the Auction Certificates
                                     constituting such Reference Obligation.

External ID: 9336865/ Risk ID: 562350087

     Business Day:                   New York and any other city in which the
                                     corporate Trust Office of the Securities
                                     Administrator is located.

     Calculation Agent:              CSIN.

3.   Account Details:

        Payments to CSIN:            As advised separately in writing.

        Payments to Counterparty:    Wells Fargo Bank, NA
                                     ABA 121-000-248
                                     Account Number: 3970771416
                                     Account Name: Corporate Trust Clearing
                                     FFC: Thornburg 06-5 Swap Proceeds Account
                                     Number: 50941402

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9336865/ Risk ID: 562350087

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        Yours faithfully,

                                        Credit Suisse International


                                        By: /s/ Marisa Scauzillo
                                            ------------------------------------
                                            Name: Marisa Scauzillo
                                            Title: Authorized Signatory

Confirmed as of the date first written above:

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator for the benefit of the Holders of the Auction Certificates


By: /s/ Amy Doyle
    ------------------------------
    Name: Amy Doyle
    Title: Vice President

External ID: 9336865/ Risk ID: 562350087